Income Taxes	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Taxes

The components of income tax expense were:

	Year ended December 31,
(in millions)	2012	2011	2010
Current:
Federal	$9,141	3,352	1,425
State and local	1,198	468	548
Foreign	61	52	78
Total current	10,400	3,872	2,051
Deferred:
Federal	(1,151)	3,088	4,060
State and local	(166)	471	211
Foreign	20	14	16
Total deferred	(1,297)	3,573	4,287
Total	$9,103	7,445	6,338

The tax effects of our temporary differences that gave rise to significant portions of our deferred tax assets and liabilities are presented in the following table.

	December 31,
(in millions)	2012	2011
Deferred tax assets
Allowance for loan losses	$6,192	6,955
Deferred compensation
and employee benefits	4,701	4,115
Accrued expenses	1,692	1,598
PCI loans	2,692	3,851
Basis difference in investments	1,182	2,104
Net operating loss and tax
credit carry forwards	1,058	1,701
Other	1,868	402
Total deferred tax assets	19,385	20,726
Deferred tax assets valuation allowance	(579)	(918)

Deferred tax liabilities
Mortgage servicing rights	(7,360)	(7,388)
Leasing	(4,414)	(4,344)
Mark to market, net	(2,401)	(4,027)
Intangible assets	(2,157)	(2,608)
Net unrealized gains on
securities available for sale	(4,135)	(2,619)
Insurance reserves	(1,707)	(1,197)
Other	(1,683)	(2,539)
Total deferred tax liabilities	(23,857)	(24,722)
Net deferred tax liability (1)	$(5,051)	(4,914)

(1)	Included in accrued expenses and other liabilities.

Deferred taxes related to net unrealized gains (losses) on securities available for sale, net unrealized gains (losses) on derivatives, foreign currency translation, and employee benefit plan adjustments are recorded in cumulative OCI (see Note 23). These associated adjustments decreased OCI by $1.4 billion in 2012.

       We have determined that a valuation reserve is required for 2012 in the amount of $579 million predominantly attributable to deferred tax assets in various state and foreign jurisdictions where we believe it is more likely than not that these deferred tax assets will not be realized. In these jurisdictions, carry back limitations, lack of sources of taxable income, and tax planning strategy limitations contributed to our conclusion that the deferred tax assets would not be realizable. We have concluded that it is more likely than not that the remaining deferred tax assets will be realized based on our history of earnings, sources of taxable income in carry back periods, and our ability to implement tax planning strategies.

       At December 31, 2012, we had net operating loss and credit carry forwards with related deferred tax assets of $900 million and $158 million, respectively. If these carry forwards are not utilized, they will expire in varying amounts through 2032.

       At December 31, 2012, we had undistributed foreign earnings of $1.3 billion related to foreign subsidiaries. We intend to reinvest these earnings indefinitely outside the U.S. and accordingly have not provided $367 million of income tax liability on these earnings.

The following table reconciles the statutory federal income tax expense and rate to the effective income tax expense and rate. Our effective tax rate is calculated by dividing income tax expense by income before income tax expense less the net income from noncontrolling interests.

	December 31,
	2012		2011		2010
(in millions)	Amount	Rate	Amount	Rate	Amount	Rate
Statutory federal income tax expense and rate	$9,800	35.0%	$8,160	35.0%	$6,545	35.0%
Change in tax rate resulting from:
State and local taxes on income, net of
federal income tax benefit	856	3.1	730	3.1	586	3.1
Tax-exempt interest	(414)	(1.5)	(334)	(1.4)	(283)	(1.5)
Excludable dividends	(132)	(0.5)	(247)	(1.1)	(258)	(1.3)
Tax credits	(815)	(2.9)	(735)	(3.2)	(577)	(3.1)
Life insurance	(524)	(1.9)	(222)	(1.0)	(223)	(1.2)
Leveraged lease tax expense	347	1.2	272	1.2	461	2.5
Other	(15)	-	(179)	(0.7)	87	0.4
Effective income tax expense and rate	$9,103	32.5%	$7,445	31.9%	$6,338	33.9%

The lower effective tax rates for 2012 and 2011, as compared to 2010, were primarily due to the realization, for tax purposes, of tax benefits on previously written down investments. For 2012 this includes a tax benefit resulting from the surrender of previously written-down Wachovia life insurance investments. In addition, the 2011 effective tax rate was lower than the 2010 effective tax rate due to a decrease in tax expense associated with leveraged leases, as well as tax benefits related to charitable donations of appreciated securities.

       The change in unrecognized tax benefits follows:

	Year ended
	December 31,
(in millions)	2012	2011
Balance at beginning of year	$5,005	5,500
Additions:
For tax positions related to the current year	877	279
For tax positions related to prior years	491	255
Reductions:
For tax positions related to prior years	(114)	(358)
Lapse of statute of limitations	(23)	(75)
Settlements with tax authorities	(167)	(596)
Balance at end of year	$6,069	5,005

       Of the $6.1 billion of unrecognized tax benefits at December 31, 2012, approximately $4.3 billion would, if recognized, affect the effective tax rate. The remaining $1.8 billion of unrecognized tax benefits relates to income tax positions on temporary differences.

       We recognize interest and penalties as a component of income tax expense. At December 31, 2012 and 2011, we have accrued approximately $1.0 billion and $871 million for the payment of interest and penalties, respectively. We recognized in income tax expense in 2012 and 2011, interest and penalties of $92 million and $32 million, respectively.

       We are subject to U.S. federal income tax as well as income tax in numerous state and foreign jurisdictions. We are routinely examined by tax authorities in these various jurisdictions. The IRS is currently examining the 2007 through 2010 consolidated federal income tax returns of Wells Fargo & Company and its subsidiaries. In addition, we are currently subject to examination by various state, local and foreign taxing authorities. With few exceptions, Wells Fargo and its subsidiaries are not subject to federal, state, local and foreign income tax examinations for taxable years prior to 2007. Wachovia Corporation and its subsidiaries are no longer subject to federal examination; with few exceptions, they remain subject to state, local and foreign income tax examinations for 2008.

       We are also litigating or appealing various issues related to our prior IRS examinations for the periods 1999 and 2003 through 2006. On December 1, 2011, we filed a Notice of Appeal to the U.S. Court of Appeals for the Eighth Circuit relating to our lease restructuring transaction and that case is still pending. For Wachovia's 2003 through 2008 tax years, we are appealing various issues related to their IRS examinations. We have paid the IRS the contested income tax associated with these issues and refund claims have been filed for the respective years. It is possible that one or more of these examinations, appeals or litigation may be resolved within the next twelve months resulting in a decrease of up to $1.5 billion to our gross unrecognized tax benefits.